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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported):
                                 April 29, 2003

                               INGRAM MICRO INC.
             (Exact Name of Registrant as Specified in Its Charter)

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         Delaware                     1-12203                  62-1644402
(State of Incorporation or    (Commission File Number)      (I.R.S. Employer
       organization                                       Identification No.)
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                            1600 E. St. Andrew Place
                            Santa Ana, CA 92799-5125
   (Address, including zip code of Registrant's principal executive offices)

       Registrant's telephone number, including area code: (714) 566-1000


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Item 7.   Financial Statements and Exhibits.

          Exhibit No. Description

          99.1 Press Release dated April 29, 2003, together with the related financial schedules


Item 9.   Regulation FD Disclosure.

          In accordance with Securities and Exchange Release No. 33-8216, the following information is furnished under Item 12, "Results of Operations and Financial Condition," and under Item 9, "Regulation FD Disclosure."

          On April 29, 2003, Ingram Micro Inc. ("Ingram Micro") issued a press release announcing Ingram Micro's financial results for its first quarter ended March 29, 2003 and an outlook for the second quarter ending June 28, 2003. A copy of the press release, together with the related financial schedules, are attached hereto as Exhibit 99.1, the text of which are incorporated under Item 9 of this Form 8-K by reference herein. This press release, together with the related financial schedules, are not to be deemed "filed" for purposes of
Section 18 of the Exchange Act of 1934, as amended (the "Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing, or to form a part of Ingram Micro's public disclosure in the United States or otherwise.


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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INGRAM MICRO INC.


                                       By:     /s/ James E. Anderson, Jr.
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                                       Name:   James E. Anderson, Jr.
                                       Title:  Senior Vice President, Secretary
                                               and General Counsel

Date: April 29, 2003




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